UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

2960 N. Meridian Street, Ste.300, Indianapolis, In 46208

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	03/31

Date of reporting period:	03/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Large Cap Value Fund

Small Cap Value Fund

International Fund

Annual Report

March 31, 2008

Fund Adviser:

Dean Investment Associates LLC

2200 Kettering Tower

Dayton, OH 45423

Toll Free 1-888-899-8343

DEAN LARGE CAP VALUE FUND

Management’s Discussion & Analysis

The one-year period ended March 2008 was volatile and filled with uncertainty. Returns were negative in the U.S. market across capitalizations, styles, and most sectors. While it is easy to get caught up in the fear and anxiety partially fueled by the financial news media, we remain carefully focused on our investment approach. At Dean, we seek to own good companies when they are trading at a discount to fair value, and we staunchly believe that a portfolio of undervalued companies is the best way to help our shareholders achieve their long-term investment goals.

The Dean Large Cap Value Fund returned (14.02)% for the fiscal year, compared with a return of (9.99%) for the Russell 1000 Value Index and a return of (5.40%) for the Russell 1000 Index. While the fund underperformed the indices for the entire period, performance was particularly weak during the second half of 2007 and much of the shortfall was concentrated among financial stocks and to a lesser extent technology holdings.

Within the financial sector, banking industry earnings fell in 2007 for the first time in many years, reflecting the housing sector’s erosion of the value of banks loans and investments, opportunities to earn investment banking revenues, and on the banks’ credit quality. Concerns regarding the ability of sub-prime and adjustable-rate mortgage borrowers to repay their loans escalated throughout the year, making it difficult to value debt instruments backed by mortgages. This caused activity in the fixed-income arena to temporarily freeze and prompted a number of banks to write down the value of mortgage-backed and other risky assets. As home prices continue to weaken, financial institutions may continue to grapple with how to value mortgage-backed securities in the near term.

Financial holdings in the Large Cap Value Fund that negatively impacted performance during the year included Washington Mutual (WM), Capital One (COF), and National City Bank (NCC). While we have maintained our position in COF, since March 31, 2007, we have eliminated NCC and WM, as we believe that the continuing fundamental deterioration creates too much additional downside risk despite significantly lower prices. Selling a stock at a significant loss is never a pleasant experience. However, we constantly re-evaluate the current opportunity set and in this case we have more confidence in other selected banks, which in our opinion offer greater financial stability at equally attractive valuations.

The mortgage market fallout has also taken its toll on the building supply industry. Weakness in the domestic housing market tends to hurt these companies in two ways. First, many of these enterprises directly supply homebuilders, and the housing slump that began almost 2 years ago shows little indication it will end soon. And secondly, consumers are less willing to spend as the economic outlook worsens. Generally speaking, the homebuilding and construction related industries do not offer much short-term appeal. However, patient investors can find value here despite the near term fundamental weakness. Within the retail building supply industry, we continue to like the franchise strength and fundamentals of Home Depot at its currently depressed prices.

The market events of the past year have taken their toll on American businesses and economic growth overall. Stock prices have fallen, and in some cases they are justified by a similar or worse erosion of business fundamentals. However, we believe that plenty of good companies with financial strength have seen significant price declines that are out of synch with their fundamentals. This widening gap between price and fundamentals for many of our holdings presents opportunity for the patient and disciplined investor.

In health care, we are finding value among pharmaceutical stocks. In some cases, relative valuations are at their lowest levels in over a decade, as investors focus on patent expirations, rather than the research and development power behind these companies. Additionally, pharmaceutical demand in emerging market countries is expanding as is the demand in the U.S. due to an aging population. Technological advances, massive research budgets and positive demographic trends make these drug stocks intriguing values given their current prices. One example in this area is Pfizer (PFE), a major pharmaceutical company in the United States that is trading well below its historic valuation, and we hold a position in the Fund as a result.

While we certainly are not pleased with recent performance, we feel good about the upside potential of our holdings, considering the key fundamentals and the current valuations. We rigorously follow a bottom-up process that seeks to identify undervalued stocks of high quality companies that are cheap for transitory reasons.  We believe that this is a winning strategy over time.

We thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-899-8343.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** These returns reflect the deduction of maximum sales charges and other recurring fees. Shares have a maximum up-front sales charge of 5.25% that you pay when you buy your shares. The front-end sales charge for the shares decreases with the amount you invest and is included in the offering price. The sales charge does not apply to purchases over $500,000. A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within 12 months of purchase if the front-end sales charge was not paid. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

***The Russell 1000 and Russell 1000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 1000 Index and the Russell 1000 Value Index on March 31, 1998 and held through March 31, 2008. The Fund’s returns reflect the deduction of maximum sales charges and other recurring fees. Shares have a maximum up-front sales charge of 5.25% that you pay when you buy your shares.

The Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

DEAN SMALL CAP VALUE FUND

Management’s Discussion & Analysis

The one-year period ended March 2008 was volatile and filled with uncertainty. Returns were negative in the U.S. market across capitalizations, styles, and most sectors. While it is easy to get caught up in the fear and anxiety partially fueled by the financial news media, we remain intently focused on our investment approach. At Dean, we seek to own good companies when they are trading at a discount to fair value, and we staunchly believe that a portfolio of undervalued companies is the best way to help our shareholders achieve their long-term investment goals.

The Dean Small Cap Value Fund returned (21.65)% for the fiscal year, compared with a return of (16.88%) for the Russell 2000 Value Index and a return of (13.00%) for the Russell 2000 Index. Throughout the year, many of the standout market performers were found within the momentum led groups related to energy and materials. While we agree there is a positive fundamental case to be made for these market leaders, the valuations currently are extremely high and we believe the valuations more than discount the positive fundamentals.

While the Fund underperformed for the full period, performance was particularly weak during the second half of 2007 and much of the shortfall to the benchmarks was concentrated among stocks in the materials and financials sectors.

The fund maintained a significant underweight in materials stocks during the period, which contributed to the Fund’s underperformance versus the benchmarks. Metals and mining stocks in the indices continued their recent momentum, as investors flocked to companies that support industrial demand in China, India and other growing regions of the globe. Additionally, the small exposure that we did maintain in the materials sector was in two underperforming chemical companies, Spartech (SEH) and Georgia Gulf (GGC). As the fundamentals of these chemical companies deteriorated, we eliminated these stocks in favor of higher quality names with a better risk versus reward relationship.

Many financial stocks suffered during the year, as sub-prime fall-out and subsequent credit concerns were relentless. While we maintained a smaller weighting in the broad financial sector than the benchmarks, our mix of bank and mortgage related holdings fell sharply in some cases. In the wake of significant market volatility in this sector, we have spent considerable time evaluating our holdings and paying careful attention to their downside risk. As a result we have upgraded the quality of our financial holdings throughout the portfolio, and have eliminated many names with significant, identifiable credit quality issues.

The market events of the past year have taken their toll on American businesses and economic growth overall. Stock prices have fallen, and in some cases they are justified by a similar or worse erosion of business fundamentals. However, we believe that plenty of good companies with financial strength and sound fundamentals have seen significant price declines that are out of synch with reasonably sound fundamentals. This widening gap between price and valuation for many of our holdings presents opportunity for the patient and disciplined investor. Many of the best opportunities come from the hardest hit sectors, and we do not shy away from undervalued high quality companies because they are in struggling sectors. In fact, this is often where we find our best ideas, such as in the financial and consumer discretionary holdings listed below.

A top ten holding in financials is Old Republic (ORI), which is a multi-line insurance company that offers general property & casualty insurance, title insurance, mortgage insurance and life insurance.  ORI is a high quality company that has hit a rough patch due to the bursting of the housing bubble.  The mortgage and title insurance segments have been negatively impacted by the housing crisis while the property & casualty business has continued to be a steady performer.  Old Republic has one of the best balance sheets in the mortgage insurance business, which should give it a competitive advantage and allow it to increase share during this housing market downturn.  In addition, the mortgage insurance currently being put on the books is some of the most conservatively written and potentially most profitable in the last 20 years.  The title insurance segment should pick up once the housing market stabilizes.  Meanwhile, the property & casualty business provides some stability to help smooth out the earnings stream while we wait for the housing market to stabilize.  ORI pays a 4.4% annual dividend and it has an extremely experienced management team that has successfully navigated past housing busts.

In the beaten-down consumer discretionary sector, we own Ross Stores (ROST), which is the second largest off-price retailer of apparel. ROST recently outgrew its infrastructure resulting in operating inefficiencies that negatively impacted margins and returns. This transitory problem created an opportunity for us to buy the stock of a high quality retailer with above average returns and a stronger balance sheet than the typical peer while trading at a discount to its peers. After slowing company growth and focusing on regions where stores already existed, the company has improved store level execution and is starting to see an improvement in sales and operating margins. In addition, the off-price channel is growing faster than the overall retail industry providing Ross with future opportunities for growth.

While we certainly are not pleased with recent performance, we feel good about the upside potential of our holdings, considering the key fundamentals and the current valuations. We rigorously follow a bottom-up process that seeks to identify undervalued stocks of high quality companies that are cheap for transitory reasons.  We believe that this is a winning strategy over time.

We thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** These returns reflect the deduction of maximum sales charges and other recurring fees. Shares have a maximum up-front sales charge of 5.25% that you pay when you buy your shares. The front-end sales charge for the shares decreases with the amount you invest and is included in the offering price. The sales charge does not apply to purchases over $500,000. A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within 12 months of purchase if the front-end sales charge was not paid. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

***The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 1998 and held through March 31, 2008. The Fund’s returns reflect the deduction of maximum sales charges and other recurring fees. Shares have a maximum up-front sales charge of 5.25% that you pay when you buy your shares.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

DEAN INTERNATIONAL FUND

Management’s Discussion & Analysis

Market Environment

Volatility in financial markets rose markedly over the course of the 12 months to the end of March 2008 amid a deepening credit crisis and growing concerns about the impact of that crisis on global economic activity. Investors’ hopes that the strains in financial markets and economies that had troubled them during 2007 might ease in the opening months of 2008 were largely dashed.

Given financial institutions’ mounting inventories of credit-related losses, and amid increasing paranoia about the scale and location of further such losses, banks have grown yet more jealous of their diminishing stores of capital. Tangible lending rates (both between banks and to their ultimate borrowers), as opposed to central bank interest rates, have risen over the last six months, with mortgage rates in the U.S. actually rising; and cash-strapped borrowers have been forced to sell (often higher-quality) assets to meet banks’ heightened calls for collateral.

Credit market disorder has brought about ever more noteworthy casualties: from a clutch of highly-leveraged hedge funds to Bear Stearns, which endured the Great Depression but which was brought down in March by overwhelming exposure to latter-day financial instruments. Perhaps the most unlikely casualties have been the ‘monoline’ insurers, traditionally underwriters of municipal bonds, whose relatively recent expansion into mortgage bond insurance has threatened their bankruptcy.

The unrelentingly bad news emanating from dysfunctional global credit markets (and from the erstwhile enthusiasts of those markets) during 2007 and the opening months of 2008 has underscored the increasing scope of events in those markets to impinge on ‘real’ economic activity. Following robust growth in 2007, activity is slowing in the major economic regions and, most notably, U.S. consumer retrenchment appears to be under way in the face of deteriorating credit, housing and labor markets.

Meanwhile, rates of inflation have climbed almost ubiquitously over the last 12 months, driven principally by the rising costs of food and fuel. Commodity prices slipped towards the end of March, but not before new thresholds had been crossed, with gold surpassing $1,000 per troy ounce for the first time and oil breaching the $100-a-barrel mark. Food prices, too, have increased markedly, threatening thereby not simply to exacerbate inflation, but also to provoke social unrest in developing economies. Global rice prices, for example, rose by 30% on March 27th alone and have doubled since the start of the year.

Portfolio Strategy and Results

The Fund outperformed its benchmark consistently over the course of the year, with underweight exposure to the financial sector proving particularly beneficial. Our debt and credit theme had identified the risks inherent in the exponential growth of debt in developed-world banks. By contrast, our becalmed theme anticipated an escalation in financial-market volatility and led to the holding of a number of other ‘diversified financials’ stocks which benefited from the increase in trading activity during the year.

Performance was also boosted by holdings in the materials sectors, including a number of mining stocks. The Earth matters theme continues to support holdings of agricultural companies as pressure to boost stock yields continues to grow and a number of these companies performed very well over the course of the year. In the oil sector, an emphasis on exploration and production companies over ‘downstream’ activity proved beneficial; and in the telecommunications sector, increased exposure to formerly-incumbent operators was advantageous given their exposure to fast-growing data services.

Our global realignment theme leads us still to favor exposure to the emerging markets of Latin America and Asia and such exposure made a positive contribution to the Fund’s overall return.

Investment Outlook

The approaches of the leading central banks to resolving the credit crisis have varied, with the Federal Reserve grittier in its response than others, but policymakers may find, regardless of their determination, that they are impotent in slowing in an orderly fashion the ‘deleveraging’ of the global financial system. The mechanisms by which central bank interest rates are transmitted into tangible lending rates in economies remain jammed. Until banks overcome the paranoia inhibiting more orthodox lending practices, financial markets will remain strained.

As long as credit markets remain defective, asset prices generally will remain volatile. However, while recognizing the challenges that are faced as a result of deteriorating credit conditions, slowing economic activity in the developed world and rising food and energy prices, investors should not overlook more positive factors. Owing to the response of policymakers, the crisis in credit markets appears increasingly to be one of liquidity rather than solvency and, being confined overwhelmingly to Western European and U.S. financial sectors, the crisis is unlikely to prevent the global economy as a whole from growing respectably in 2008. Inflation is likely to exercise the minds of central bankers in the near term, but the credit crisis, and particularly the imperative for banks to repair their famished balance sheets, should serve to dampen pricing pressures over the longer term.

Parts of the financial sector remain vulnerable to the draining of global liquidity and to the greater regulation (and litigation) that seem certain to restrain their activities henceforth. Beyond the financial sector, however, corporate cash flows and balance sheets are generally healthy and dividend growth remains attractive. Following a period in which the prices of securities have fallen almost regardless of asset quality, we believe good opportunities exist for investors to prosper from investment in the reasonably-valued debt and equity of companies that are well-equipped for the more challenging environment.

Data sourced from Thomson Datastream

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** These returns reflect the deduction of maximum sales charges and other recurring fees. Shares have a maximum up-front sales charge of 5.25% that you pay when you buy your shares. The front-end sales charge for the shares decreases with the amount you invest and is included in the offering price. The sales charge does not apply to purchases over $500,000. A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within 12 months of purchase if the front-end sales charge was not paid. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

*** The Morgan Stanley EAFE Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Morgan Stanley EAFE Index on March 31, 1998 and held through March 31, 2008. The Fund’s returns reflect the deduction of maximum sales charges and other recurring fees. Shares have a maximum up-front sales charge of 5.25% that you pay when you buy your shares.  The Morgan Stanley EAFE Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean International Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

DEAN LARGE CAP VALUE FUND HOLDINGS- (UNAUDITED)

1As a percent of total investments.

DEAN SMALL CAP VALUE FUND HOLDINGS- (UNAUDITED)

1As a percent of total investments.

DEAN INTERNATIONAL FUND HOLDINGS- (UNAUDITED)

1As a percent of total investments.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS' EXPENSES- (UNAUDITED)

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2007 to March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dean Large Cap Value Fund - Class A	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period October 1, 2007 – March 31, 2008
Actual*	$1,000.00	$833.43	$6.88
Hypothetical**	$1,000.00	$1,017.49	$7.57

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Dean Small Cap Value Fund - Class A	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period October 1, 2007 – March 31, 2008
Actual*	$1,000.00	$834.04	$6.89
Hypothetical**	$1,000.00	$1,017.49	$7.57

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Dean International Fund - Class A	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period October 1, 2007 – March 31, 2008
Actual*	$1,000.00	$948.04	$9.01
Hypothetical**	$1,000.00	$1,015.75	$9.33

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS March 31, 2008

Shares	COMMON STOCKS - 94.63%	Value

	Bottled & Canned Soft Drinks & Carbonated Waters - 1.45%
8,500	Coca-Cola Enterprises, Inc.	$ 205,700

	Cable & Other Pay Television Services - 0.90%
6,600	Comcast Corp. - Class A	127,644

	Commercial Printing - 1.47%
6,900	R.R. Donnelley & Sons Co.	209,139

	Construction, Mining & Materials Handling Machinery & Equipment - 1.58%
5,350	Dover Corp.	223,523

	Converted Paper & Paperboard Products - 1.27%
2,800	Kimberly-Clark Corp.	180,740

	Crude Petroleum & Natural Gas - 3.28%
2,800	Anadarko Petroleum Corp.	176,484
1,000	Apache Corp.	120,820
2,300	Occidental Petroleum Corp.	168,291
		465,595

	Electric & Other Services Combined - 1.40%
3,600	Consolidated Edison, Inc.	142,920
1,500	PG&E Corp.	55,230
		198,150

	Electric Services - 2.13%
1,700	American Electric Power Company, Inc.	70,771
3,600	Progress Energy, Inc.	150,120
2,275	Southern Co.	81,013
		301,904

	Electronic Computers - 0.86%
6,100	Dell, Inc. *	121,512

	Electronic Connectors - 0.95%
5,800	Molex, Inc.	134,328

	Fire, Marine & Casualty Insurance - 1.59%
5,200	American International Group, Inc.	224,900

	Heating Equipment, Except Electric, Warm Air & Plumbing Fixtures - 0.54%
1,100	Fortune Brands, Inc.	76,450

	Lumber & Wood Products - 0.52%
1,125	Weyerhaeuser Co.	73,170

	Malt Beverages - 1.17%
3,500	Anheuser-Busch Companies, Inc.	166,075

	Millwood, Veneer, Plywood, & Structural Wood Members - 0.88%
6,300	Masco Corp.	124,929

	Miscellaneous Fabricated Metal Products - 1.32%
2,700	Parker Hannifin Corp.	187,029

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2008

Shares	COMMON STOCKS - 94.63% - continued	Value

	Miscellaneous Industrial & Commercial Machinery & Equipment - 0.56%
1,000	Eaton Corp.	$ 79,670

	National Commercial Banks - 13.53%
8,000	Bank of America Corp.	303,280
8,700	BB&T Corp.	278,922
12,400	Citigroup, Inc.	265,608
5,800	Comerica, Inc.	203,464
3,600	Marshall & Ilsley Corp.	83,520
2,300	PNC Financial Services Group, Inc.	150,811
4,900	SunTrust Banks, Inc.	270,186
12,500	Synovus Financial Corp.	138,250
8,300	Wachovia Corp.	224,100
		1,918,141

	Newpapers: Publishing or Publishing & Printing - 0.57%
2,800	Gannett Co., Inc.	81,340

	Operative Builders - 0.66%
5,900	D.R. Horton, Inc.	92,925

	Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.19%
2,800	PPG Industries, Inc.	169,428

	Petroleum Refining - 12.35%
3,200	BP plc (a)	194,080
5,250	Chevron Corp.	448,140
4,300	ConocoPhillips	327,703
7,100	Exxon Mobil Corp.	600,518
2,200	Murphy Oil Corp.	180,708
		1,751,149

	Pharmaceutical Preparations - 8.83%
3,300	Abbott Laboratories	181,995
2,650	Johnson & Johnson	171,906
6,400	Eli Lilly & Co.	330,176
5,100	Merck & Co., Inc.	193,545
17,900	Pfizer, Inc.	374,647
		1,252,269

	Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.09%
4,200	Dow Chemical Co.	154,770

	Printed Circuit Boards - 1.01%
6,000	Jabil Circuit, Inc.	56,760
1,600	Rohm & Haas Co.	86,528
		143,288

	Radio & TV Broadcasting & Communication Equipment - 2.31%
3,000	L-3 Communications Holdings, Inc.	328,020

	Retail - Department Stores - 2.06%
6,800	Kohl's Corp. *	291,652

	Retail - Eating Places - 0.74%
1,875	McDonald's Corp.	104,569

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS – continued March 31, 2008

Shares	COMMON STOCKS - 94.63% - continued	Value

	Retail - Lumber & Other Material Dealers - 0.85%
4,300	Home Depot, Inc.	$ 120,271

	Retail - Radio, TV & Consumer Electronics Stores - 1.02%
3,500	Best Buy Co., Inc.	145,110

	Rolling, Drawing & Extruding of Nonferrous Metals - 0.31%
1,200	Alcoa, Inc.	43,272

	Savings Institution, Federally Chartered - 0.69%
9,500	Washington Mutual, Inc.	97,850

	Semiconductors & Related Devices - 1.72%
7,600	Applied Materials, Inc.	148,276
4,700	Maxim Integrated Products, Inc.	95,739
		244,015

	Services - Business Services - 1.01%
6,049	Total System Services, Inc.	143,119

	Services - Computer Integrated Systems Design - 0.81%
2,800	Computer Sciences Corp. *	114,212

	Services - Computer Programming, Data Processing. Etc. - 1.91%
16,300	Electronic Data Systems Corp.	271,395

	Services - Prepackaged Software - 2.96%
9,100	Microsoft Corp.	258,258
9,700	Symantec Corp. *	161,214
		419,472

	Soaps, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.38%
2,800	Procter & Gamble Co.	196,196

	Specialty Cleaning, Polishing and Sanitation Preparations - 0.54%
1,350	Clorox Co.	76,464

	State Commercial Banks - 4.81%
6,000	Capital One Financial Corp.	295,320
11,200	Fifth Third Bancorp	234,304
1,900	M&T Bank Corp.	152,912
		682,536

	Sugar & Confectionary Products - 0.90%
3,400	The Hershey Co.	128,078

	Surgical & Medical Instruments & Apparatus - 1.28%
2,300	3M Co.	182,045

	Telephone Communications (No Radiotelephone) - 4.04%
4,200	AT&T, Inc.	160,860
3,900	CenturyTel, Inc.	129,636
12,000	Citizens Communications Co.	125,880
4,300	Verizon Communications, Inc.	156,735
		573,111

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2008

Shares	COMMON STOCKS - 94.63% - continued	Value

	Trucking & Courier Services (No Air) - 1.21%
2,350	United Parcel Service, Inc. - Class B	$ 171,597

	Wholesale - Drugs, Proprietaries & Druggist Sundries - 0.89%
1,300	AmerisourceBergen Corp.	53,274
1,400	McKesson Corp.	73,318
		126,592

	Wholesale - Groceries & Related Products - 2.09%
10,200	Sysco Corp.	296,004

	TOTAL COMMON STOCKS (Cost $15,878,366)	13,419,348

	MONEY MARKET SECURITIES - 5.39%
202,772	AIM STIT-Liquid Assets Portfolio - Class I, 3.13% (b)	202,772
562,000	AIM STIT-STIC Prime Portfolio - Class I, 2.73% (b)	562,000

	TOTAL MONEY MARKET SECURITIES (Cost $764,772)	764,772

	TOTAL INVESTMENTS (Cost $16,643,138) - 100.02%	$ 14,184,120

	Liabilities in excess of other assets - (0.02)%	(2,351)

		$ 14,181,769

* Non-income producing securities.
(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.
(b) Variable rate security; the money market rate shown represents the rate at March 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2008

Shares	COMMON STOCKS - 92.28%	Value

	Ball & Roller Bearings - 1.07%
17,000	NN, Inc.	$ 165,410

	Biological Products (No Diagnostic Substances) - 1.69%
3,000	Invitrogen Corp. *	256,410

	Broadwoven Fabric Mills - 1.19%
5,000	Albany International Corp. - Class A	180,700

	Canned, Fruits, Vegtables, Preserves, Jams & Jellies - 4.80%
7,000	Corn Products International, Inc.	259,980
30,400	Del Monte Foods Co.	289,712
3,500	The J.M. Smucker Co.	177,135
		726,827

	Converted Paper and Paperboard - 2.02%
12,000	Bemis Co., Inc.	305,160

	Crude Petroleum & Natural Gas - 4.18%
4,000	Newfield Exploration Co. *	211,400
5,500	St. Mary Land & Exploration Co.	211,750
4,000	Stone Energy Corp. *	209,240
		632,390

	Cutlery, Handtools, & General Hardware - 1.85%
10,305	Simpson Manufacturing Co., Inc.	280,090

	Deep Sea Foreign Transportation of Freight - 2.00%
28,500	Double Hull Tankers, Inc.	302,385

	Dental Equipment & Supplies - 0.39%
3,400	Young Innovations, Inc.	58,888

	Drawing and Insulating Nonferrous Wire - 1.95%
5,000	General Cable Corp. *	295,350

	Electric & Other Services Combined - 1.21%
5,000	SCANA Corp.	182,900

	Electric Lighting & Wiring Equipment - 1.24%
4,300	Hubbell, Inc. - Class B	187,867

	Electric Services - 1.14%
7,000	Great Plains Energy, Inc.	172,550

	Engines & Turbines - 1.27%
12,000	Brunswick Corp.	191,640

	Fire, Marine & Casualty Insurance - 1.04%
8,500	Employers Holdings, Inc.	157,590

	Footwear - 1.05%
5,500	Wolverine World Wide, Inc.	159,555

	Magnetic & Optical Recording Media - 1.35%
9,000	Imation Corp.	204,660

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2008

Shares	COMMON STOCKS - 92.28% - continued	Value

	Metal Doors, Sash, Frames, Moldings & Trim - 0.80%
14,000	Griffon Corp. *	$ 120,400

	Miscellaneous Chemical Products - 1.76%
8,000	WD-40 Co.	266,000

	National Commercial Banks - 6.85%
5,800	City National Corp.	286,868
13,800	FirstMerit Corp.	285,108
26,000	Fulton Financial Corp.	319,540
11,927	Hampton Roads Bankshares, Inc.	146,106
		1,037,622

	Natural Gas Distribution - 2.01%
9,500	WGL Holdings, Inc.	304,570

	Nonferrous Foundries (Castings) - 1.43%
4,500	Matthews International Corp. - Class A	217,125

	Office Furniture - 1.79%
11,000	Herman Miller, Inc.	270,270

	Operative Builders - 1.10%
3,800	M.D.C. Holdings, Inc.	166,402

	Orthopedic, Prosthetic & Surgical Appliance & Supplies - 1.95%
11,000	STERIS Corp.	295,130

	Pharmaceutical Preparations - 2.03%
10,500	Watson Pharmaceuticals, Inc. *	307,860

	Printed Circuit Boards - 1.78%
15,000	Benchmark Electronics, Inc. *	269,250

	Retail - Auto Dealers & Gasoline Stations - 0.98%
7,600	Penske Automotive Group, Inc.	147,896

	Retail - Eating Places - 1.00%
3,600	Panera Bread Co. Class A *	150,804

	Retail - Family Clothing Stores - 1.98%
10,000	Ross Stores, Inc.	299,600

	Retail - Miscellaneous Shopping Goods Stores - 1.01%
5,000	Barnes & Noble, Inc.	153,250

	Retail - Women's Clothing Stores - 0.89%
12,000	Cache, Inc. *	135,480

	Rolling, Drawing & Extruding of Nonferrous Metals - 0.95%
5,000	Mueller Industries, Inc.	144,250

	Savings Institution, Not Federally Chartered - 0.99%
11,000	First Niagara Financial Group, Inc.	149,490

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2008

Shares	COMMON STOCKS - 92.28% - continued	Value

	Search, Detection, Navigation, Guidance, Aeronautical Sytems - 1.23%
18,000	Herley Industries, Inc. *	$ 186,120

	Security Brokers, Dealers, & Floatation Companies - 1.89%
13,000	KBW, Inc. *	286,650

	Services - Business Services - 2.14%
7,850	Global Payments, Inc.	324,676

	Services - Computer Integrated Systems Design - 1.66%
8,609	Integral Systems, Inc.	251,641

	Services - Computer Processing & Data Preparation - 1.60%
16,100	Perot Systems Corp. - Class A *	242,144

	Services - Equipment Rental & Leasing - 1.03%
8,500	Rent-A-Center, Inc. *	155,975

	Services - Miscellaneous Amusement & Recreation - 2.17%
6,800	Vail Resorts, Inc. *	328,372

	Services - Offices & Clinics of Doctors of Medicine - 1.88%
12,000	AmSurg Corp. *	284,160

	Services - Prepackaged Software - 3.10%
20,500	Parametric Technology Corp. *	327,590
5,400	Sybase, Inc. *	142,020
		469,610

	State Commercial Bank - 8.77%
13,000	Associated Banc-Corp.	346,190
21,000	Columbia Bancorp	359,100
7,600	Glacier Bancorp, Inc.	145,692
12,000	South Financial Group, Inc.	178,320
30,000	Sterling Bancshares, Inc.	298,200
		1,327,502

	Steel Works, Blast Furnaces & Rolling & Finishing Mills - 0.77%
10,000	Gibraltar Industries, Inc.	117,300

	Surety Insurance - 2.50%
29,300	Old Republic International Corp.	378,263

	Trucking - 0.63%
3,000	Arkansas Best Corp.	95,580

	Wholesale - Chemicals & Allied Products - 2.18%
20,500	Innophos Holdings, Inc.	329,845

	Wood Household Furniture (No Upholstered) - 1.97%
10,500	Ethan Allen Interiors, Inc.	298,515

	TOTAL COMMON STOCKS (Cost $14,775,823)	13,972,124

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2008

Shares	REAL ESTATE INVESTMENT TRUSTS - 5.93%	Value

6,200	BioMed Realty Trust, Inc.	$ 148,118
15,500	DCT Industrial Trust, Inc.	154,380
13,300	National Retail Properties, Inc.	293,265
11,800	Realty Income Corp.	302,316

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $903,289)	898,079

	MONEY MARKET SECURITIES - 1.41%
213,619	AIM STIT-STIC Prime Portfolio - Class I, 2.73% (a)	213,619

	TOTAL MONEY MARKET SECURITIES (Cost $213,619)	213,619

	TOTAL INVESTMENTS (Cost $15,892,731) - 99.62%	$ 15,083,822

	Other assets less liabilities - 0.38%	58,021

	TOTAL NET ASSETS - 100.00%	$ 15,141,843

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at March 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2008

Shares	COMMON STOCKS - 98.69%	Value

	Argentina - 0.31%
2,938	Pampa Holding SA (b)	$ 55,499

	Australia - 1.95%
4,368	QBE Insurance Group Ltd.	88,556
101,721	Telstra Corp. Ltd.	260,918
		349,474

	Bermuda - 3.94%
160,000	Huabao International Holdings Ltd.	131,571
13,760	Jardine Matheson Holdings Ltd.	434,541
154,000	Peace Mark (Holdings) Ltd.	138,707
		704,819

	Brazil - 4.42%
8,083	All America Latina Logistica (ALL)	81,362
1,648	Companhia de Bebidas das Americas (AmBev) (a)	124,506
4,932	Companhia Vale do Rio Doce (Vale) (a)	143,768
2,792	Petroleo Brasileiros S.A. (a)	236,454
7,682	Tele Norte Leste Participacoes S.A. (Telemar) (a)	203,880
		789,970

	Canada - 2.81%
2,378	EnCana Corp.	181,230
3,500	Nexen, Inc.	103,898
44,221	Oncolytics Biotech, Inc. *	78,866
1,470	Suncor Energy, Inc.	138,032
		502,026

	China - 0.42%
42,000	Harbin Power Equipment Co., Ltd.	74,579

	Cayman Islands - 0.70%
5,543	Subsea 7, Inc.*	125,437

	Denmark - 0.94%
15	A P Moller - Maersk A/S	167,966

	Finland - 1.52%
4,032	Elisa Oyj	101,072
5,377	Nokia Oyj	170,742
		271,814

	France - 3.86%
871	Alstom	189,519
4,312	Suez SA	284,028
3,341	Thales SA	217,104
		690,651

	Germany - 10.67%
2,939	Bayer AG	236,573
1,690	Deutsche Boerse AG	274,936
2,460	E.ON AG	460,738
2,607	Fresenius Medical Care AG & Co.	131,362
3,922	Gerry Weber International AG	140,573
976	K+S AG	322,292

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN INTERNATIONAL FUND SCHEDULE OF INVESTMENTS March 31, 2008

Shares	COMMON STOCKS - 98.69% - continued	Value

	Germany - 10.67% - continued
3,174	SAP AG	$ 157,920
7,038	Symrise AG *	182,446
		1,906,840

	Hong Kong - 0.77%
81,000	SRE Group Ltd.	14,258
11,000	Swire Pacific Ltd. - Class A	124,093
		138,351

	Indonesia - 1.42%
45,500	PT Astra International Tbk	119,867
173,500	PT Indosat Tbk	133,824
		253,691

	Italy - 0.79%
48,744	Unipol Gruppo Finanziario S.p.A.	140,493

	Japan - 10.70%
16,600	ASAHI BREWERIES, LTD	342,724
2,100	IBIDEN CO., LTD.	82,705
71	JAPAN TOBACCO, INC.	355,945
32	KDDI CORPORATION	195,790
6,000	Mitsubishi Corp.	181,444
200	Nintendo Co., Ltd.	103,280
166	NTT URBAN DEVELOPMENT CORPORATION	238,489
2,300	SAWAI PHARMACEUTICAL CO., LTD.	111,840
2,400	Takeda Pharmaceutical Company Limited	120,320
2,090	YAMADA DENKI CO., LTD.	180,580
		1,913,117

	Luxembourg - 3.05%
1,568	ArcelorMittal NPV	128,923
2,071	Evraz Group SA	178,727
2,481	Millicom International Cellular S.A. * (c)	236,804
		544,454

	Malaysia - 1.38%
57,300	Bursa Malaysia Bhd	162,128
25,800	Telecom Malaysia Berhad	85,503
		247,631

	Mexico - 0.78%
2,178	America Movil SAB de C.V. - Class L (a)	138,717

	Netherlands - 3.28%
3,919	Koninklijke (Royal) Philips Electronics N.V.	150,463
12,952	Unilever NV	436,522
		586,985

	Norway - 3.02%
4,275	Aker Kvaerner ASA	97,584
14,738	StatoilHydro ASA	442,563
		540,147

	Philippines - 0.45%
8,530	Ayala Corporation	80,664

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN INTERNATIONAL FUND SCHEDULE OF INVESTMENTS March 31, 2008

Shares	COMMON STOCKS - 98.69% - continued	Value

	Russia - 1.20%
1,870	Gazprom (a)	$ 95,370
3,740	Sistema JSFC (b)	120,054
		215,424

	Singapore - 1.60%
10,000	DBS Group Holdings Ltd.	130,605
91,000	Indofood Agri Resources Limited *	154,506
		285,111

	South Korea - 2.36%
3,422	KT&G Corp. (b) (d)	133,903
11,675	LG Telecom Ltd.	91,952
430	Samsung Fire & Marine Insurance Co., Ltd.	88,792
170	Shinsegae Co., Ltd.	107,114
		421,761

	South Africa - 2.31%
5,775	ArcelorMittal South Africa Limited	139,996
8,290	Gold Fields Limited	117,314
10,255	MTN Group Ltd.	155,216
		412,526

	Spain - 1.50%
9,313	Telefonica S.A.	268,573

	Sweden - 0.59%
5,529	Tele2 AB - Class B	104,659

	Switzerland - 11.15%
5,578	ABB Ltd.	150,348
28	Bank Sarasin & Cie AG	122,293
2,094	Actelion Ltd. *	114,640
1,030	Nestlé SA	516,770
740	Noble Biocare Holding AG	172,824
4,753	Novartis AG	244,594
635	Panalpina Welttransport Holding AG	78,003
1,975	Roche Holding AG	373,195
749	Syngenta AG	220,361
		1,993,028

	Thailand - 1.96%
46,500	Advanced Info Service, Public Company Limited	147,689
45,900	Bangkok Bank, Public Company Limited	202,639
		350,328

	United Kingdom - 18.84%
8,400	Admiral Group Plc	134,073
6,167	Anglo American PLC	371,172
15,600	BAE Systems plc	150,543
10,525	BHP Billiton Plc	312,758
10,461	British American Tobacco p.l.c.	393,197
11,430	GlaxoSmithKline plc	242,186
11,853	ICAP plc	134,056
9,587	Prudential plc	126,817
16,834	Siber Energy plc	183,698
10,935	Smith & Nephew plc	144,865

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN INTERNATIONAL FUND SCHEDULE OF INVESTMENTS March 31, 2008

Shares	COMMON STOCKS - 98.69% - continued	Value

	United Kingdom - 18.84% - continued
11,501	Standard Chartered plc	$ 393,654
24,379	St. James Place Plc	125,505
26,029	Tesco plc	196,084
99,289	Vodafone Group plc	297,808
2,309	Xstrata plc	161,873
		3,368,289

	TOTAL COMMON STOCKS (Cost $16,589,518)	17,643,024

	TOTAL INVESTMENTS (Cost $16,589,518) - 98.69%	$ 17,643,024

	Cash and other assets less liabilities - 1.31%	234,387

	TOTAL NET ASSETS - 100.00%	$ 17,877,411

* Non-income producing securities.
(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.
(b) Global Depositary Receipt - A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
(c) Swedish Depository Receipt - A negotiable certificate issued by a Swedish Bank representing foreign securities held at a custodian bank and trading on the Stockholm exchange.
(d) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS DEAN INTERNATIONAL FUND SCHEDULE OF INVESTMENTS March 31, 2008

DIVERSIFICATION OF ASSETS:	Percentage of
Net Assets
Telecom	13.21%
Healthcare	11.56%
Oil & Natural Gas	8.32%
Food & Beverages	7.95%
Mining and Metals	6.95%
Financial Services	5.93%
Insurance	5.08%
Tobacco Products	4.94%
Chemicals	4.79%
Banking	4.75%
Utilities	4.17%
Retail	3.49%
Services	3.33%
Electronics	3.10%
Diversified	2.31%
Real Estate	2.11%
Transportation	1.83%
Personal Care	1.32%
Manufacturing	1.19%
Agricultural	0.86%
Communications	0.83%
Motor Vehicles	0.67%
Total	98.69%
Cash and other assets less liabilities	1.31%
Grand Total	100.00%

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS STATEMENTS OF ASSETS & LIABILITIES March 31, 2008

	Large Cap	Small Cap	International
	Value Fund	Value Fund	Fund

ASSETS
Investment in securities:
At cost	$ 16,643,138	$ 15,892,731	$ 16,589,518
At value	$ 14,184,120	$ 15,083,822	$ 17,643,024

Cash	33,582	40,140	306,970
Foreign cash translated into U.S. dollars (Cost $5,305)	-	-	5,324
Dividends receivable	20,059	19,666	87,552
Interest receivable	1,733	1,088	78
Tax reclaims receivable	-	-	17,943
Receivable for return of capital	-	558	-
Receivable for securities sold	-	1,815,771	234,033
Receivable for capital shares sold	-	275	100
Receivable due from administrator	-	-	38,000
Receivable due from adviser (a)	7,283	256	19,508
Prepaid Expenses	6,687	6,687	6,643
TOTAL ASSETS	14,253,464	16,968,263	18,359,175

LIABILITIES
12b-1 fees payable	36,604	43,307	35,956
Payable for securities purchased	-	1,719,731	352,949
Payable for capital shares redeemed	2,099	30,223	-
Federal taxes payable (d)	-	-	38,000
Payable to administrator	11,807	12,204	13,244
Payable to trustees & officers	1,463	1,462	1,450
Other liabilities	19,722	19,493	40,165
TOTAL LIABILITIES	71,695	1,826,420	481,764

NET ASSETS	$ 14,181,769	$ 15,141,843	$ 17,877,411

Net assets consist of:
Paid in capital	$ 18,069,511	$ 19,638,508	$ 14,188,978
Accumulated undistributed net investment income	66,097	172,802	188,052
Accumulated net realized gains (losses) from security
transactions	(1,494,821)	(3,860,558)	2,447,161
Net unrealized appreciation (depreciation) on investments	(2,459,018)	(808,909)	1,053,506
Net unrealized depreciation on translation of assets
and liabilities in foreign currencies	-	-	(286)
NET ASSETS	$ 14,181,769	$ 15,141,843	$ 17,877,411

Shares of beneficial interest outstanding (unlimited
numbers of shares authorized)	1,331,856	1,721,203	1,086,736

Net asset value and redemption price per share (b)	$ 10.65	$ 8.80	$ 16.45

Maximum offering price per share (c)	$ 11.24	$ 9.29	$ 17.36

(a) See Note 3 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1% may be charged on shares redeemed within 1 year of purchase if a front-end sales load was not charged.
(c) Reflects a maximum sales charge of 5.25% on purchases of less than $500,000.
(d) See Note 11 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended March 31, 2008

	Large Cap	Small Cap	International
	Value Fund	Value Fund	Fund
Investment Income
Dividends (net of foreign withholding taxes of
$128 and $62,164 for the Large Cap Value Fund and
International Fund, respectively)	$ 451,395	$ 395,175	$ 460,699
Interest	39,813	22,112	4,030
Miscellaneous Income (a)	409	-	-
Total Income	491,617	417,287	464,729

Expenses
Investment advisory fees (b)	165,846	184,151	229,584
12b-1 expenses	41,461	46,038	46,044
Administration expenses	50,149	55,987	54,905
Out-of-pocket expenses	28,406	23,076	23,595
Registration expenses	19,851	19,311	18,819
Legal expenses	15,643	19,046	18,714
Audit expenses	13,036	13,036	19,544
Custody expenses	10,329	10,165	58,480
Pricing expenses	7,408	7,370	18,384
Trustees expenses	5,602	4,916	4,915
CCO expenses	5,314	5,314	5,302
Miscellaneous expenses	4,691	2,258	2,256
Printing expenses	901	2,413	1,663
Insurance expenses	559	559	492
24f-2 expenses	476	599	490
Total Expenses	369,672	394,239	503,187
Fees waived by Adviser (b)	(120,417)	(117,988)	(163,119)
Net Operating Expenses before Federal Excise Taxes	249,255	276,251	340,068
Federal excise tax expense	-	-	38,000
Expense paid by administrator (c)	-	-	(38,000)
Net Expenses	249,255	276,251	340,068

Net Investment Income	242,362	141,036	124,661

Realized & Unrealized Gain (Loss)
Net realized gains (losses) from:
Security transactions	174,506	(3,854,817)	2,527,573
Foreign currency transactions (c)	-	-	47,232
Change in unrealized appreciation (depreciation) on:
Investments	(2,732,858)	(574,141)	(1,447,165)
Foreign currency translation (c)	-	-	(3,941)

Net realized & unrealized gains (losses) on investments & foreign currencies	(2,558,352)	(4,428,958)	1,123,699

Net increase (decrease) in net assets resulting from operations	$ (2,315,990)	$ (4,287,922)	$ 1,248,360

(a) Income as a result of an SEC litigation settlement.
(b) See Note 3 in the Notes to the Financial Statements.
(c) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
	Large Cap Value Fund

	Year	Year
	Ended	Ended
	March	March
	31, 2008	31,2007
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$ 242,362	$ (9,994)
Net realized gains from security transactions	174,506	1,249,998
Change in net unrealized appreciation (depreciation) on investments	(2,732,858)	(432,601)
Net increase (decrease) in net assets from operations	(2,315,990)	807,403

Distributions
From net investment income, Class A	(176,265)	-
Decrease in net assets from distributions to shareholders	(176,265)	-

Capital Share Transactions
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	119,616	85,361
Reinvestment of distributions	163,487	-
Cost of shares issued in exchange for Class C shares (a)	-	219,811
Assets acquired from Balanced Fund merger (b)	-	8,149,355
Amounts paid for shares redeemed	(484,604)	(537,010)
Net increase (decrease) in net assets from Class A share transactions	(201,501)	7,917,517

Proceeds from shares sold	-	5,346
Cost of shares sold in exchange for Class A shares	-	(219,811)
Payments for shares redeemed	-	(94,930)
Net decrease in net assets from Class C share transactions	-	(309,395)

Net increase (decrease) in net assets from capital share transactions	(201,501)	7,608,122

Total Increase (Decrease) in Net Assets	(2,693,756)	8,415,525

Net Assets
Beginning of year	16,875,525	8,460,000

End of year	$ 14,181,769	$ 16,875,525

Accumulated undistributed net investment income included in net assets	$ 66,097	$ -

Capital Share Transactions
Class A
Shares sold	10,002	7,140
Shares issued in reinvestment of distributions	13,658	-
Shares issued in exchange for Class C shares (a)	-	18,026
Shares received in Balanced Fund merger (b)	-	650,737
Shares repurchased	(39,338)	(45,003)
Net increase (decrease) in shares outstanding	(15,678)	630,900

Class C
Shares sold	-	491
Shares redeemed in exchange for Class A shares	-	(19,562)
Shares repurchased	-	(8,641)
Net decrease in shares outstanding	-	(27,712)

(a) See Note 1 in the Notes to the Financial Statements.
(b) See Note 10 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

	Small Cap Value Fund

	Year	Year
	Ended	Ended
	March	March
	31,2008	31, 2007
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$ 141,036	$ (89,984)
Net realized gains (losses) from security transactions	(3,854,817)	4,419,955
Change in net unrealized appreciation (depreciation) on investments	(574,141)	(3,601,868)
Net increase (decrease) in net assets from operations	(4,287,922)	728,103

Distributions
From net investment income, Class A	(15,412)	-
From capital gains, Class A	(4,972,906)	(995,346)
Decrease in net assets from distributions to shareholders	(4,988,318)	(995,346)

Capital Share Transactions
Class A
Proceeds from shares sold	230,306	2,200,932
Cost of shares issued in exchange for Class C shares (a)	-	321,805
Reinvestment of distributions	4,809,974	944,102
Amounts paid for shares redeemed	(1,513,011)	(1,325,901)
Net increase in net assets from Class A share transactions	3,527,269	2,140,938

Class C
Proceeds from shares sold	-	1,813
Cost of shares sold in exchange for Class A shares	-	(321,805)
Payments for shares redeemed	-	(7,510)

Net decrease in net assets from Class C share transactions	-	(327,502)

Net increase in net assets from capital share transactions	3,527,269	1,813,436

Total Increase (Decrease) in Net Assets	(5,748,971)	1,546,193

Net Assets
Beginning of year	20,890,814	19,344,621

End of year	$ 15,141,843	$ 20,890,814

Accumulated undistributed net investment income included in net assets	$ 172,802	$ -

Capital Share Transactions
Class A
Shares sold	18,831	145,754
Shares issued in exchange for Class C shares (a)	-	20,604
Shares issued in reinvestment of distributions	485,257	61,305
Shares redeemed	(112,554)	(85,218)
Net increase in shares outstanding	391,534	142,445

Class C
Shares sold	-	122
Shares redeemed in exchange for Class A shares	-	(21,716)
Shares redeemed	-	(521)
Net decrease in shares outstanding	-	(22,115)

(a) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

	International Fund

	Year	Year
	Ended	Ended
	March	March
	31, 2008	31, 2007
Increase (Decrease) in Net Assets from:
Operations
Net investment income	$ 124,661	$ 74,146
Net realized gains from:
Security transactions	2,527,573	2,491,890
Foreign currency transactions	47,232	12,609
Net change in net unrealized appreciation (depreciation) on:
Investments	(1,447,165)	(1,256,019)
Foreign currency translation	(3,941)	20,745
Net increase in net assets from operations	1,248,360	1,343,371

Distributions
From net investment income, Class A	(204,725)	(35,720)
From capital gains, Class A	(1,355,462)	-
Decrease in net assets from distributions to shareholders	(1,560,187)	(35,720)

Capital Share Transactions
Class A
Proceeds from shares sold	663,290	494,678
Cost of shares issued in exchange for Class C shares (a)	-	791,838
Reinvestment of distributions	1,311,067	29,298
Amounts paid for shares redeemed	(1,109,653)	(1,375,162)
Net increase (decrease) in net assets from Class A share transactions	864,704	(59,348)

Class C
Proceeds from shares sold	-	141,934
Cost of shares sold in exchange for Class A shares	-	(791,838)
Payments for shares redeemed	-	(167,107)
Net decrease in net assets from Class C share transactions	-	(817,011)

Net increase (decrease) in net assets from capital share transactions	864,704	(876,359)

Total Increase in Net Assets	552,877	431,292

Net Assets
Beginning of year	17,324,534	16,893,242

End of year	$ 17,877,411	$ 17,324,534

Accumulated undistributed net investment income included in net assets	$ 188,052	$ 132,316

Capital Share Transactions
Class A
Shares sold	39,585	30,936
Shares issued in exchange for Class C shares (a)	-	50,969
Shares issued in reinvestment of distributions	73,571	1,801
Shares redeemed	(65,059)	(84,745)
Net increase (decrease) in shares outstanding	48,097	(1,039)

Class C
Shares sold	-	9,290
Shares redeemed in exchange for Class A shares	-	(53,010)
Shares redeemed	-	(11,517)
Net decrease in shares outstanding	-	(55,237)

(a) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

			For the Year ended

	March	March	March		March		March
	31,2008	31,2007	31,2006		31, 2005		31, 2004

Net asset value, beginning of period	$ 12.52	$ 11.40	$ 10.18		$ 9.46		$ 6.40

Income (loss) from investment operations:
Net investment income (loss)	0.18	(0.01)	(0.01)		(0.01)		(0.04)
Net realized and unrealized gains (losses)
on investments	(1.92)	1.13	1.23		0.73		3.10
Total income (loss) from investment operations	(1.74)	1.12	1.22		0.72		3.06

Less distributions:
From net realized gains
From net investment income	(0.13)	-	-		-		-
Total distributions	(0.13)	-	-		-		-

Net asset value, end of period	$ 10.65	$ 12.52	$ 11.40		$ 10.18		$ 9.46

Total Return (a) (b)	-14.02%	9.85%	11.98%		7.61%		47.81%

Ratios and Supplemental Data

Net assets, end of period	$ 14,181,769	$ 16,875,525	$ 8,167,690		$ 7,392,623		$ 7,459,239

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	1.50%	1.85%	1.85%		1.85%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	2.23%	2.44%	2.73%		2.75%		2.58%
Ratio of net investment income (loss) to average
net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	1.46%	(0.69)%	(0.07)%		(0.10)%		(0.37)%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	0.73%	(0.10)%		(c)		(c)		(c)
Portfolio turnover rate	24%	124%	62%		43%		42%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period

			For the Year ended

	March	March	March		March		March
	31,2008	31,2007	31, 2006		31,2005		31, 2004

Net asset value, beginning of period	$ 15.71	$ 16.01	$ 14.33		$ 14.91		$ 9.55

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.07)	(0.11)		(0.08)		(0.14)
Net realized and unrealized gains (losses)
on investments	(3.17)	0.53	2.64		1.81		5.50
Total income (loss) from investment operations	(3.07)	0.46	2.53		1.73		5.36

Less distributions:
From net investment income	(0.01)	-	-		-		-
From net realized gains	(3.83)	(0.76)	(0.85)		(2.31)		-
Total distributions	(3.84)	(0.76)	(0.85)		(2.31)		-

Net asset value, end of period	$ 8.80	$ 15.71	$ 16.01		$ 14.33		$ 14.91

Total Return (a) (b)	-21.57%	2.95%	18.22%		11.56%		56.13%

Ratios and Supplemental Data

Net assets, end of period	$ 15,141,843	$ 20,890,814	$ 19,007,165		$ 16,537,565		$ 16,435,083

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	1.50%	1.83%	1.85%		1.85%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	2.14%	2.16%	2.15%		2.23%		2.08%
Ratio of net investment income (loss) to average
net assets:
After fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	0.77%	(0.45)%	(0.75)%		(0.55)%		(0.99)%
Before fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	0.13%	(0.78)%		(c)		(c)		(c)
Portfolio turnover rate	85%	149%	48%		72%		82%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
INTERNATIONAL FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period

				For the Year ended

	March		March	March		March		March
	31,2008		31, 2007	31, 2006		31, 2005		31, 2004

Net asset value, beginning of period	$ 16.68		$ 15.46	$ 12.14		$ 10.45		$ 6.84

Income (loss) from investment operations:
Net investment income	0.12		0.01	0.10		0.11		0.04
Net realized and unrealized gains (losses)
on investments	1.20		1.24	3.26		1.75		3.98
Total income (loss) from investment operations	1.32		1.25	3.36		1.86		4.02

Less distributions:
From net investment income	(0.20)		(0.03)	(0.04)		(0.17)		(0.37)
From return of capital	(1.35)		-	-		-		(0.04)
Total distributions	(1.55)		(0.03)	(0.04)		(0.17)		(0.41)

Net asset value, end of period	$ 16.45		$ 16.68	$ 15.46		$ 12.14		$ 10.45

Total Return (a) (b)	7.23%		8.11%	27.70%		17.82%		59.23%

Ratios and Supplemental Data

Net assets, end of period	$ 17,877,411		$ 17,324,534	$ 16,068,877		$ 13,073,914		$ 10,842,350

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	1.85%		2.10%	2.10%		2.10%		2.10%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	2.95%	(c)	2.49%	2.78%		2.91%		3.34%
Ratio of net investment income (loss) to average
net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	0.68%		0.07%	0.71%		0.99%		0.33%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	(0.42)%	(c)	0.46%		(d)		(d)
Portfolio turnover rate	107%		112%	87%		94%		131%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b) Total returns shown exclude the effect of applicable sales loads.
(c) The ratio before reimbursements includes excise tax of 0.21% which was voluntarily reimbursed by the Fund Administrator.
(d) Ratios not presented prior to March 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

1. Organization

The Dean Large Cap Value Fund (the “Large Cap Value Fund”), the Dean Small Cap Value Fund (the “Small Cap Value Fund”) and the Dean International Fund (the “International Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Large Cap Value Fund, a newly created series of the Trust, acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds, in a tax-free reorganization at the close of business on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Value Fund and the International Fund, each a newly created series of the Trust, acquired all of the assets and liabilities of the Dean Small Cap Value Fund and Dean International Fund, respectively, each a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The International Fund’s predecessors commenced operations on October 13, 1997, and the Large Cap Fund’s and Small Cap Fund’s predecessor each commenced operations on May 28, 1997. The financial information included herein or incorporated by reference into these Financial Statements, including the Notes to the Financial Statements, is that of the predecessor Dean Large Cap Value, Dean Small Cap Value and Dean International Funds’ Class A shares. Prior to October 28, 2006, each of the Funds’ Predecessors offered Class C shares for purchase. On October 27, 2006, the Class C shares of each Predecessor Fund were reclassified to the Class A shares of each respective Predecessor Fund.

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, Dean Investment Associates has retained Newton Capital Management, a Mellon Financial CompanySM, (“Newton”) to serve as sub-adviser to the International Fund. The investment objective of the Large Cap Value Fund and the Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. The investment objective of the International Fund is long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation – Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market generally are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (“the Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

2. Significant Accounting Policies - continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Contingent Deferred Sales Charges –There is a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), that will be imposed on any purchases that were not originally charged a front-end sales load, if the shares are redeemed within 12 months after they are purchased. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders –Each of the Large Cap Value Fund, Small Cap Value Fund and International Fund distribute substantially all of its net investment income, if any, on an annual basis. In addition, each Fund distributes any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The treatment for financial reporting purposes of distributions made to shareholders from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended March 31, 2008, permanent differences including non-deductible penalties were reclassified from accumulated undistributed net investment income to accumulated realized gains in the amount of $20,986 and to paid-in-capital, in the amount of $(47,164) for Small Cap Value Fund. For the International Fund, permanent differences relating to the classification of income and expense items and non-deductible taxes and penalties were reclassified from accumulated undistributed net investment income to accumulated net realized gains in the amount of $(95,006) and to paid-in-capital in the amount of $(40,794).

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or other appropriate basis (as determined by the Board).

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

2. Significant Accounting Policies - continued

Federal income tax – It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in subchapter M of the Internal Revenue Code of 1986, as amended and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Accounting for Uncertainty in Income Taxes – Effective June 29, 2007, the Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of

FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period ended March 31, 2008, the Funds did not incur any interest or penalties related to income tax expense. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Foreign Currency Translation - With respect to the International Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The International Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

3. Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund and the Small Cap Value Fund and 1.25% of the average daily net assets of the International Fund. For the fiscal year ended March 31, 2008, the Adviser earned fees, before the waiver described below, of $165,846, $184,151, and $229,584 from the Large Cap Value Fund, the Small Cap Value Fund, and the International Fund, respectively.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

3. Transactions with Affiliates and Related Parties – continued

The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.50% of average daily net assets with respect to the Large Cap Value Fund and Small Cap Value Fund, and 1.85% of average daily net assets with respect to the International Fund through March 31, 2009. For the fiscal year ended March 31, 2008, the Advisor waived fees of $120,417, $117,988 and $163,119 for the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively. Any such waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the applicable Fund in the first, second, and third fiscal years following the year in which the waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the fiscal year ended March 31, 2008, $120,417, $117,987, and $163,119 for the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively, are subject to repayment by the Funds to the Adviser through March 31, 2011. As of March 31, 2008, the Adviser owed $7,283, $256, and $19,508 to the Large Cap Value Fund, Small Cap Value Fund and International Fund, respectively.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the fiscal year ended March 31, 2008, Unified earned fees of $50,149, $55,987, and $54,905 from the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively, for administrative, fund accounting and transfer agency services. For the fiscal year ended

March 31, 2008, Unified was reimbursed $28,406, $23,076 and $23,595 by the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively, for out-of-pocket expenses. As of March 31, 2008, Unified was owed $11,807, $12,204, and $13,244 by the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank (the “Custodian”), the custodian of the International Fund. A Trustee of the Trust is a member of management of the Custodian. Prior to the March 17, 2008, Mellon Financial Corp. served as custodian for the International Fund.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended March 31, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Each Fund’s Plan provides that the applicable Fund will pay to the Adviser, the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of such Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund may pay all or a portion of these fees to any Recipient who renders assistance in  distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended March 31, 2008, the Funds incurred 12b-1 expenses of $41,461, $46,038, and $46,044 for services provided to the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively. As of March 31, 2008, $36,604, $43,307, and $35,956 for the Large Cap Value Fund, Small Cap Value Fund, and International Fund, respectively, were unpaid.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

4. Investments

For the fiscal year ended March 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Large Cap	Small Cap	International
	Value Fund *	Value Fund	Fund
Purchases of portfolio securities…………………	$ 4,046,335	$ 15,378,815	$ 19,644,203
Purchases of U.S. government obligations…….	-	-	-

Proceeds from sales and maturities of portfolio securities…………………	$ 3,700,031	$ 16,764,133	$ 20,284,003
Proceeds from sales and maturities of U.S. government obligations………	-	-	-

* Purchases and proceeds from sales totaling $3,529,605 were excluded as they were a result of the Large Cap Value Fund’s effort to re-align the portfolio following the merger of the Large Cap Value Fund and Balanced Fund (See note 10).

As of March 31, 2008, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Large Cap Value Fund	Small Cap Value Fund	International Fund

Gross unrealized appreciation………………..	$ 672,437	$615,109	$2,068,090

Gross unrealized depreciation………………..	(3,354,703)	(5,325,206)	(1,032,200)

Net unrealized appreciation
(depreciation)………………………	$ (2,682,266)	$ (4,710,097)	$1,035,890

Federal income tax cost……………………….	$16,866,386	$19,793,919	$16,607,134

5. Forward Foreign Currency Exchange Contracts

The International Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund’s Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund’s statement of assets and liabilities.

As of March 31, 2008, the International Fund had no forward foreign currency exchange contracts outstanding.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

6. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, Dean Wealth Management, LP for the benefit of its partners, owned 72.45%, 61.36% and 48.89% of the Large Cap Value Fund, the Small Cap Value Fund, and the International Fund, respectively. As a result, Dean Wealth Management, LP, an affiliate of the Advisor, may be deemed to control each of the Funds.

8. Distributions to Shareholders

Large Cap Value Fund. On December 28, 2007, the Large Cap Value Fund paid an income distribution of $0.1325 per share to shareholders of record on December 27, 2007.

The tax character of distributions paid during the fiscal years ended March 31, 2008 and 2007 was as follows:

Small Cap Value Fund. On December 28, 2007, the Small Cap Value Fund paid long and short-term capital gains distributions totaling $3.3647 per share to shareholders of record on December 27, 2007. On June 13, 2007, the Small Cap Value Fund paid an income distribution of $0.0116 per share and a long-term capital gain distribution of $0.4638 per share to shareholders of record on June 12, 2007.

The tax character of distributions paid during the fiscal years ended March 31, 2008 and 2007 was as follows:

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

8. Distributions to Shareholders – continued

International Fund. On December 28, 2007, the International Fund paid an income distribution of $0.1600 per share and a long-term capital gain distribution of $1.3489 per share to shareholders of record on December 27, 2007. On June 13, 2007, the International Fund paid an income distribution of $0.0428 per share to shareholders of record on June 12, 2007.

The tax character of distributions paid during the fiscal years ended March 31, 2008 and 2007 was as follows:

As of March 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Large Cap Value Fund	Small Cap Value Fund	International Fund

Undistributed ordinary income	$ 66,097	$ 172,802	$ 555,141
Capital loss carryforward	(1,271,573)	-	-
Undistributed long-term realized gain	-	40,630	2,097,688
Unrealized appreciation (depreciation)	(2,682,266)	(4,710,097)	1,035,890
Other temporary differences	-	-	(286)

	$ (3,887,742)	$ (4,496,665)	$ 3,688,433

As of March 31, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the deferral of losses on wash sales, post-October losses, and the mark-to-market of certain investments held by the Funds.

9. Capital Loss Carryforwards

As of March 31, 2008, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Fund	Amount	Expires March 31,
Large Cap Value Fund…….	$ 1,271,573	2011

During the fiscal year ended March 31, 2008, the Large Cap Value Fund utilized capital loss carryforwards of $396,618.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2008

10. Merger of the Large Cap Value Fund and Balanced Fund

The Large Cap Value Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds, in a tax-free reorganization at the close of business on March 30, 2007 pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Dean Balanced Fund and the Dean Large Cap Value Fund on March 30, 2007. The acquisition was accomplished by a tax-free exchange of 719,737 Class A shares of the Dean Balanced Fund (valued at $11.32 per share) for 650,737 Class A shares of the Large Cap Value Fund (valued at $12.52 per share). The shares of the Dean Large Cap Value Fund were exchanged on a one-for-one basis.

The Balanced Fund’s net assets on the date of the reorganization amounted to $8,149,356, including $84,068 of unrealized appreciation and capital loss carryforwards of $18,574 and were combined with the Large Cap Value Fund’s net assets. The aggregate net assets of the Balanced and Large Cap Value Fund immediately before the acquisition were $8,149,356 and $8,726,169, respectively. The combined net assets immediately after the acquisition amounted to $16,875,525 for 1,347,534 shares outstanding.

11. Excise Tax

The International Fund underestimated its excise tax for fiscal year 2007. Accordingly, the International Fund has accrued an estimated tax liability at March 31, 2008 of $38,000 in the financial statements. The $38,000 liability includes any interest and penalties through May 31, 2008.

12. Subsequent Event

At an in-person meeting held on May 19, 2008, the Board voted to approve a proposed subadvisory agreement (the “Subadvisory Agreement”) between Dean Capital Management LLC (“DCM”) and Adviser, pursuant to which DCM would become sub-adviser to the Large Cap and Small Cap Funds. To date, the Adviser has been solely responsible for all aspects of the investment advisory services provided to these Funds. If approved at a shareholder meeting, DCM would take over managing each Fund’s portfolio and make the investment decisions for the Funds. In turn, the Adviser would oversee DCM’s compliance with each Fund’s investment objective, policies, strategies and restrictions, and retain primary responsibility for providing a continuous investment program for these Funds. The shareholder meeting has been tentatively scheduled for June 24, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of the

Dean Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dean Funds (the “Funds”), comprising the Dean Large Cap Value Fund, the Dean Small Cap Value Fund, and the Dean International Fund, each a series of the Unified Series Trust, as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to March 31, 2007 were audited by another independent accounting firm which expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the Funds’ custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Dean Funds, each of a series of the Unified Series Trust, as of March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

May 30, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William J. Murphy (Age - 45) Interim Treasurer and Chief Financial Officer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007.
Lynn E. Wood (Age - 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 36 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (888) 912-4562 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available, without charge, upon request by calling 1-800-327-3656 or on the SEC’s website at http://www.sec.gov.

TRUSTEES

Stephen A. Little

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice President

William J. Murphy, Interim Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

DEAN INVESTMENT ASSOCIATES LLC

2480 Kettering Tower

Dayton, Ohio 45423

UNDERWRITER & DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 888-899-8343

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)       Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dean Large Cap Value Fund:	FY 2008	$11,000
FY 2007	$13,000

Dean Small Cap Value Fund:	FY 2008	$11,000
FY 2007	$12,500

Dean International Fund:	FY 2008	$13,000
FY 2007	$21,250

(b)	Audit-Related Fees
Registrant

Dean Large Cap Value Fund:	FY 2008	$1,000
FY 2007	$0

Dean Small Cap Value Fund:	FY 2008	$1,000
FY 2007	$0

Dean International Fund:	FY 2008	$1,500
FY 2007	$0

(c)	Tax Fees
Registrant

Dean Large Cap Value Fund:	FY 2008	$2,000
FY 2007	$1,950

Dean Small Cap Value Fund:	FY 2008	$2,000
FY 2007	$1,950

Dean International Fund:	FY 2008	$3,000
FY 2007	$3,900

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

Dean Large Cap Value Fund:	FY 2008	$0
FY 2007	$0

Dean Small Cap Value Fund:	FY 2008	$0
FY 2007	$0

Dean International Fund:	FY 2008	$0
FY 2007	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2008	$ 0	$ 0
FY 2007	$ 0	$ 0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of March 26, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*__ /s/ Anthony Ghoston______________

Anthony Ghoston, President

Date	6/5/08________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*____/s/ Anthony Ghoston______________

Anthony Ghoston, President

Date	_6/5/08________________

By

*___ _/s/ William J. Murphy______________

William J. Murphy, Interim Treasurer

Date	6/5/08_________________